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                                                                      EXHIBIT 23



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following registration statements of Quovadx, Inc. of our report dated February 10, 2004, except for
Note 9 as to which the date is March 11, 2004, with respect to the consolidated financial statements and schedule of Quovadx, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2003:

1. Registration Statement on Form S-8 (No. 333-30356) pertaining to the Amended and Restated 1997 Stock Plan, 1999 Employee Stock Purchase Plan, 1999 Director Option Plan and 2000 Non-Statutory Option Plan

2. Registration Statement on Form S-8 (No. 333-67436) pertaining to the Amended and Restated 1997 Stock Plan, 1999 Employee Stock Purchase Plan, 1999 Director Option Plan and 2000 Non-Statutory Option Plan

3. Registration Statement on Form S-8 (No. 333-88408) pertaining to the Amended and Restated 1997 Stock Plan, 1999 Employee Stock Purchase Plan, Amended and Restated 1999 Director Option Plan and Amended and Restated 2000 Non-Statutory Option Plan

4. Registration Statement on Form S-8 (No. 333-104184) pertaining to the Amended and Restated 1997 Stock Plan, Amended and Restated 1999 Employee Stock Purchase Plan, Amended and Restated 1999 Director Option Plan and Amended and Restated 2000 Non-Statutory Option Plan

5. Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 on Form S-8 (No. 333-67650) pertaining to the Healthcare.com Corporation Stock Option Plan, Healthcare.com Corporation Non-Qualified Stock Option Plan, Healthcare.com Corporation Non-Employee Director Stock Option Plan, and Healthcare.com Corporation Employee Stock Purchase Plan

6. Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 on Form S-8 (No. 333-110388) pertaining to the Rogue Wave Software, Inc. 1996 Equity Incentive Plan and Rogue Wave Software, Inc. 1997 Equity Incentive Plan


                                               /s/ ERNST & YOUNG LLP

Denver, Colorado
March 17, 2004